SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549
                        ____________________________

                                  FORM 8-K

                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

             Date of report (Date of earliest event reported):
                              April 14, 2004
                        ____________________________

                           MDI TECHNOLOGIES, INC.
            (Exact Name of Registrant as Specified in Its Charter)

                                  DELAWARE
               (State or Other Jurisdiction of Incorporation)

                  333-76427                     84-1165714
           (Commission file Number)          (I.R.S. Employer
                                             Identification No.)

    940 West Port Drive, Suite 100, St. Louis, Missouri    63146
        (Address of Principal Executive Offices)         (Zip Code)

                               (314) 439-6400
            (Registrant's Telephone Number, Including Area Code)

            ____________________________________________________
            ____________________________________________________

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ITEM 5.  OTHER EVENTS.

     Registrant announced that Byron Flateland has resigned from its Board of Directors. The Registrant has nominated Mr. Michael Trokey to stand for election to the Board of Directors at the next annual meeting of the stockholders, as discussed more fully in the press release attached hereto as
Exhibit 99.1 and incorporated herein by reference.


                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MDI TECHNOLOGIES, INC.
                                       (Registrant)

Date: April 14, 2004                   BY:  /S/ TODD A. SPENCE
                                                Todd A. Spence
                                                  President

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                                 EXHIBIT INDEX


                     Exhibit No.        Description of Index
                     ------------       --------------------

                     Exhibit 99.1       Press Release

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